Exhibit 99.1 Developing Next-Generation Epigenetic Treatments for Cancer Patients Corporate Overview September 24, 2019 Stellar Science, Breakthrough MedicineExhibit 99.1 Developing Next-Generation Epigenetic Treatments for Cancer Patients Corporate Overview September 24, 2019 Stellar Science, Breakthrough Medicine

Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties, including statements regarding the implications of preclinical data and the development status of, and development plans and timelines for, the Company’s product candidates. All statements, other than statements of historical facts, contained in this press release, including statements regarding the Company’s strategy, future operations, future financial position, prospects, plans and objectives of management, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions are intended to identify forward- looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in, or implied by, such forward-looking statements. These risks and uncertainties include, but are not limited to, risks associated with Constellation’s ability to: obtain and maintain necessary approvals from the FDA and other regulatory authorities; continue to advance its product candidates in clinical trials; whether preliminary or interim results from preclinical studies or a clinical trial will be predictive of the final results of a clinical trial; advance the development of its product candidates under the timelines it anticipates, or at all, in current and future clinical trials; obtain, maintain or protect intellectual property rights related to its product candidates; manage expenses; and raise the substantial additional capital needed to achieve its business objectives. For a discussion of other risks and uncertainties, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements, see the “Risk Factors” section, as well as discussions of potential risks, uncertainties, and other important factors, in the Company’s most recent filings with the Securities and Exchange Commission. In addition, the forward- looking statements included in this press release represent the Company’s views as of the date hereof and should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. CPI-1205, CPI-0610, CPI-0209, and other product candidates are investigational in nature and have not yet been approved by the FDA or other regulatory authorities. 2Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties, including statements regarding the implications of preclinical data and the development status of, and development plans and timelines for, the Company’s product candidates. All statements, other than statements of historical facts, contained in this press release, including statements regarding the Company’s strategy, future operations, future financial position, prospects, plans and objectives of management, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions are intended to identify forward- looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in, or implied by, such forward-looking statements. These risks and uncertainties include, but are not limited to, risks associated with Constellation’s ability to: obtain and maintain necessary approvals from the FDA and other regulatory authorities; continue to advance its product candidates in clinical trials; whether preliminary or interim results from preclinical studies or a clinical trial will be predictive of the final results of a clinical trial; advance the development of its product candidates under the timelines it anticipates, or at all, in current and future clinical trials; obtain, maintain or protect intellectual property rights related to its product candidates; manage expenses; and raise the substantial additional capital needed to achieve its business objectives. For a discussion of other risks and uncertainties, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements, see the “Risk Factors” section, as well as discussions of potential risks, uncertainties, and other important factors, in the Company’s most recent filings with the Securities and Exchange Commission. In addition, the forward- looking statements included in this press release represent the Company’s views as of the date hereof and should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. CPI-1205, CPI-0610, CPI-0209, and other product candidates are investigational in nature and have not yet been approved by the FDA or other regulatory authorities. 2

Constellation Highlights Three wholly owned clinical programs: CPI-0610 (BET) and CPI-1205 and CPI-0209 (EZH2) CPI-0610 has possible disease-modifying effects in myelofibrosis CPI-1205 has been well tolerated and active in clinical studies in combination with ARS inhibitors in prostate cancer CPI-0209 expands the potential of our EZH2 franchise Program updates in 2H 2019 Robust discovery platform fuels the pipeline 3Constellation Highlights Three wholly owned clinical programs: CPI-0610 (BET) and CPI-1205 and CPI-0209 (EZH2) CPI-0610 has possible disease-modifying effects in myelofibrosis CPI-1205 has been well tolerated and active in clinical studies in combination with ARS inhibitors in prostate cancer CPI-0209 expands the potential of our EZH2 franchise Program updates in 2H 2019 Robust discovery platform fuels the pipeline 3

Multiple Near-Term Opportunities for Success

Product Candidates	Indications	Preclinical	Phase 1	Phase 2	Phase 3	Milestones
BET Inhibitor						
CPI-0610	2L Myelofibrosis 1L Myelofibrosis	MANIFEST Trial				✓ Interim Ph 2 data at ASCO/EHA ❑ Additional data update in 4Q19
EZH2 Franchise						
CPI-1205	2L mCRPC*	ProSTAR Trial				✓ Phase 1b data at AACR ❑ Program update in 4Q19
CPI-0209 (2nd Generation)	Solid Tumors					✓ File IND in mid-2019 ✓ First patient dosed in Phase 1
Preclinical						
Tumor Targeted (Undisclosed)	Solid Tumors / Heme Malignancies					
Tumor Microenvironment Targeted (Undisclosed)	Solid Tumors					

* Metastatic castration-resistant prostate cancer

Constellation PHARMACEUTICALS
4

Vision for 2019: A Year of Data Transition into a Late-Stage Oncology Development Company with an Exciting Pipeline of Development and Discovery Programs ● Generate positive POC and begin planning for pivotal registration studies with CPI-0610 and CPI-1205 ● Expand our EZH2 franchise by advancing CPI-0209 into clinical trials targeting solid tumors 2019 ● Deliver novel candidates into discovery and development portfolio 5Vision for 2019: A Year of Data Transition into a Late-Stage Oncology Development Company with an Exciting Pipeline of Development and Discovery Programs ● Generate positive POC and begin planning for pivotal registration studies with CPI-0610 and CPI-1205 ● Expand our EZH2 franchise by advancing CPI-0209 into clinical trials targeting solid tumors 2019 ● Deliver novel candidates into discovery and development portfolio 5

Epigenetics: Instructions for Genetic Code Focused on Three Distinct Classes That Tumor Microenvironment Chemically Modify Chromatin Writers Erasers Readers Tumor Cells T Cell NK Cell MDSC Target Re-program Immune Transcriptional Cells to Overcome Transcriptional Control to Turn Genes On or Off Networks That Resistance to Cancer Result in Cell Death Immunotherapies 6Epigenetics: Instructions for Genetic Code Focused on Three Distinct Classes That Tumor Microenvironment Chemically Modify Chromatin Writers Erasers Readers Tumor Cells T Cell NK Cell MDSC Target Re-program Immune Transcriptional Cells to Overcome Transcriptional Control to Turn Genes On or Off Networks That Resistance to Cancer Result in Cell Death Immunotherapies 6

CPI-0610CPI-0610

BET Family of Proteins Control of Key Immune, Fibrotic, and Oncogenic Pathways Leads to Opportunity in Myelofibrosis (MF) Immune Signaling ● NF-κB target genes Fibrosis ● TGF-β target genes Transcription Factor Enhancer Cancer Genetics BRD4 ● MYC, BCL2 … TSS 8BET Family of Proteins Control of Key Immune, Fibrotic, and Oncogenic Pathways Leads to Opportunity in Myelofibrosis (MF) Immune Signaling ● NF-κB target genes Fibrosis ● TGF-β target genes Transcription Factor Enhancer Cancer Genetics BRD4 ● MYC, BCL2 … TSS 8

In Vivo Support for BET Inhibition Enhancing JAK Inhibition in MF BET Inhibitor + Ruxolitinib Led to Synergistic Improved Bone Marrow Fibrosis Score Reduction in Spleen * Vehicle JQ1 (BETi) 1–2+ 1+ * 900 800 700 600 500 * 400 300 200 100 Ruxolitinib Combo 0 1+ 0 Vehicle JQ1 (BETi) Ruxolitinib Combo * Bar graph showing spleen weights (mg) of animals treated for 21 days (vehicle and JQ1) or 28 days (ruxolitinib and combo). n=4–5.*p value <0.05. Data is representative of three independent experiments. 9 Kleppe et al., 2018 Cancer Cell Spleen Weight (mg)In Vivo Support for BET Inhibition Enhancing JAK Inhibition in MF BET Inhibitor + Ruxolitinib Led to Synergistic Improved Bone Marrow Fibrosis Score Reduction in Spleen * Vehicle JQ1 (BETi) 1–2+ 1+ * 900 800 700 600 500 * 400 300 200 100 Ruxolitinib Combo 0 1+ 0 Vehicle JQ1 (BETi) Ruxolitinib Combo * Bar graph showing spleen weights (mg) of animals treated for 21 days (vehicle and JQ1) or 28 days (ruxolitinib and combo). n=4–5.*p value <0.05. Data is representative of three independent experiments. 9 Kleppe et al., 2018 Cancer Cell Spleen Weight (mg)

Myelofibrosis Patient Journey

Multiple Positioning Options for CPI-0610


Symptomatic MF
1L: Treatment with ruxolitinib
2L: Continue on ruxolitinib
✓ CPI-0610 + Rux Combo
✓ CPI-0610 Add-On
Diseased Bone Marrow
Diseased Bone Marrow
Diseased Bone Marrow
2L: Discontinue ruxolitinib
✓ CPI-0610 Monotherapy
Diseased Bone Marrow
Disease Progression

Vision for CPI-0610

Provide Differentiated Treatment for 2L Ruxolitinib-Resistant Patients

Transform Standard of Care in 1L JAK-Inhibitor-Naïve Patients

Constellation Pharmaceuticals

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Mechanism of Potential Disease Modification in Myelofibrosis

Reduce Inflammation and Suppress Cells in the Bone Marrow that Drive MF (Megakaryocytes)



Cytoplasm
Nucleus
BET Signaling
NF-κB Target Genes
JAK/STAT Signaling
CPI-0610
Differentiation of Myeloid Cells into Megakaryocytes
Pro-Inflammatory Cytokines (e.g., IL-8)

= Pathway Blocked by CPI-0610

11

CPI-0610 is a Potential Best-in-Class BET Inhibitor

- **Potent** and **selective** inhibitor of BET proteins
- **Treated 138 patients** in Phase 1 trials of various hematologic malignancies
- **Preliminary clinical activity** observed:
  - Potentially disease modifying in MF (Phase 2)
  - Lymphoma – e.g., ABC-DLBCL (Phase 1)
- Signals of **potentially differentiated safety** profile
  - Phase 1 data suggest that thrombocytopenia (DLT) is **dose dependent, reversible** and **non-cumulative**
  - Activity seen at **range of doses** below the MTD

Selected BET Inhibitors with Published Phase 1 Lymphoma Data



Dose – mg (once daily)
300
200
100
0
Active Lymphoma Dose/MF Ph2 Dose**
Lowest Active Dose*
CPI-0610
INCB057643#
OTX-015^
MK-8628^
Active Doses
Maximum Tolerated Dose

*CR also achieved at lower dose of 48mg QD capsule
**Ability to titrate up to 225 mg
#Source – Forero-Torres et al. (2017) – Poster at American Society for Hematology 2017 Annual Meeting
^Sources – Amorin et al. (2016) *Lancet Haematology*, Volume 3, Issue 4 196-204

Constellation PHARMACEUTICALS

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Working to Meet Unmet Need for a Disease-Modifying Therapy that Impacts All Four Hallmarks of MF

Hallmarks of Myelofibrosis



Spleen Volume



Constitutional Symptoms



Anemia & Transfusion Dependence



Bone Marrow Fibrosis

	Spleen Volume	Constitutional Symptoms	Anemia & Transfusion Dependence	Bone Marrow Fibrosis
JAKi's	✓	✓		
CPI-0610*	✓	✓	✓	✓

2018 Rux WW Sales: ~$2.4B**

2018 Rux WW MF Sales: ~$1.4B***

* Based on preliminary data
** Full-year 2018 earnings releases of Incyte and Novartis
*** Constellation estimate

Constellation PHARMACEUTICALS

13

MANIFEST Study Design Overview


Study Population
Treatment
Arm / Cohort
▪ No longer on ruxolitinib
▪ Refractory or intolerant or ineligible
CPI-0610 Mono
Cohort 1A: TD
n = up to 16
Cohort 1B: Non-TD
n = up to 25
▪ "Add on" to ruxolitinib
▪ Sub-optimal response or MF progression
CPI-0610 + Ruxolitinib
Cohort 2A: TD
n = up to 16
Cohort 2B: Non-TD
n = up to 25
▪ No prior JAK inhibitor use
CPI-0610 + Ruxolitinib
Cohort 3: JAKi Naive
n = up to 43

Data Cut as of April 17, 2019

- **44** patients **enrolled**
- **No** patient experienced **disease progression**
- **Poor prognostic** factors
- **16** patients for at least **12 weeks**

Data cutoff April 17, 2019
TD = Transfusion dependent, defined as receiving an average of ≥ 2 RBC transfusions per month during the 12 weeks prior to enrollment
Non-TD = Non-transfusion-dependent, defined as receiving an average of < 2 RBC transfusions per month during the 12 weeks prior to enrollment
Cohorts 1A/1B and Cohorts 2A/2B will apply a Simon 2 stage design

14

Baseline Demographics and Disease Characteristics

Parameter		Cohort 1A 0610 Mono TD (n=2)	Cohort 1B 0610 Mono Non-TD (n=8)	Cohort 2A 0610 + Rux TD (n=16)	Cohort 2B 0610 + Rux Non-TD (n=15)	Cohort 3 0610 + Rux JAKi Naïve (n=3)	TOTAL (n=44)
Age	Median (range)	68 (67, 69)	70 (46, 80)	72.5 (41, 83)	66 (49, 75)	71 (67, 76)	69 (41, 83)
Sex	Female (n, %)	1 (50.0)	5 (62.5)	6 (37.5)	6 (40.0)	0 (0.0)	18 (40.9)
	Male (n, %)	1 (50.0)	3 (37.5)	10 (62.5)	9 (60.0)	3 (100.0)	26 (59.1)
ECOG	≤1 (n, %)	2 (100.0)	7 (87.5)	14 (87.5)	14 (93.3)	2 (66.7)	39 (88.6)
	2 (n, %)	0 (0.0)	1 (12.5)	1 (6.3)	1 (6.7)	1 (33.3)	4 (9.1)
	Unknown (n, %)	0 (0.0)	0 (0.0)	1 (6.3)	0 (0.0)	0 (0.0)	1 (2.3)
DIPSS	Intermediate 1-2	2 (100.0)	5 (62.5)	13 (81.2)	12 (80.0)	3 (100.0)	35 (79.6)
	High	0 (0.0)	3 (37.5)	3 (18.8)	3 (20.0)	0 (0.0)	9 (20.4)
MF Subtype	Primary MF (n, %)	1 (50.0)	6 (75.0)	10 (62.5)	9 (60.0)	3 (100.0)	29 (65.9)
	Post PV MF (n, %)	0 (0.0)	1 (12.5)	3 (18.8)	3 (20.0)	0 (0.0)	7 (15.9)
	Post ET MF (n, %)	1 (50.0)	0 (0.0)	2 (12.5)	3 (20.0)	0 (0.0)	6 (13.6)
	Unknown (n, %)	0 (0.0)	1 (12.5)	1 (6.3)	0 (0.0)	0 (0.0)	2 (4.5)
Mutation Status	n	2	7	16	15	2	42
	≥3 mutations (n, %)	1 (50.0)	3 (42.9)	9 (56.3)	10 (66.7)	1 (50.0)	24 (57.1)
	ASXL1 (n, %)	1 (50.0)	4 (57.1)	8 (50.0)	12 (80.0)	1 (50.0)	26 (61.9)
Prior Ruxolitinib Tx Duration	<6 months	0 (0.0)	1 (12.5)	3 (18.8)	2 (13.3)	0 (0.0)	6 (13.6)
	≥6 months	0 (0.0)	6 (75.0)	12 (75.0)	13 (86.7)	0 (0.0)	31 (70.5)
	Unknown	1 (50.0)	1 (12.5)	1 (6.3)	0 (0.0)	0 (0.0)	3 (6.8)
	Not Applicable	1 (50.0)	0 (0.0)	0 (0.0)	0 (0.0)	3 (100.0)	4 (9.1)
Platelets	Median (range)	292.5 (157, 428)	548.0 (89, 895)	188.5 (77, 631)	224.0 (108, 673)	165 (112, 174)	211.5 (89, 895)
	<450 x 10^9/L	2 (100.0)	3 (37.5)	14 (87.5)	14 (93.3)	3 (100.0)	36 (81.8)
	≥450 x 10^9/L	0 (0.0)	5 (62.5)	2 (12.5)	1 (6.7)	0 (0.0)	8 (18.2)
Hemoglobin	Median (range)	7.55 (7.0, 8.1)	9.25 (7.9, 11.8)	8.35 (6.4, 9.4)	10.3 (8.1, 13.0)	8.7 (7.9, 8.9)	8.9 (6.4, 13.0)
	<10g/dL	2 (100.0)	6 (75.0)	16 (100.0)	6 (40.0)	3 (100.0)	33 (75.0)
	≥10g/dL	0 (0.0)	2 (25.0)	0 (0.0)	9 (60.0)	0 (0.0)	11 (25.0)
Spleen Volume	n	2	8	11	13	3	37
	Median (range)	1514.5 (452, 2577)	2114.5 (635, 3997)	1179.0 (167.9, 4007)	2409.0 (123, 4941)	1810.0 (1379, 2409)	2164.0 (123, 4941)
Total Symptoms Score (TSS)	n	0	6	13	13	3	35
	Median (range)	NA	22.2 (9.2, 42.6)	13.0 (1.4, 37.3)	28.0 (5.0, 56.0)	14.6 (9.1, 16.7)	17.0 (1.4, 56.0)

Data cutoff April 17, 2019

Constellation PHARMACEUTICALS

15

Treatment Duration 11-245 ● Total 44 patients enrolled 11-246 11-247 ▪ 39 patients active on treatment; 5 patients 11-248 discontinued 11-252 14-251 14-258 ● Evaluable patients population 11-261 11-264 ▪ Safety: Received C1D1 treatment – n=44 11-265 14-263 14-267 ▪ SVR: Baseline and one post-baseline data 41-259 available – n=16 @ 12 weeks; n=12 @ 24 weeks 40-271 19-277 11-276 ▪ TSS: Baseline TSS data available – n=11 @ 12 40-270 weeks 40-280 12-293 14-262 ▪ Bone marrow morphology: Baseline and one post- 14-281 baseline data available – n=10 @ 24 weeks 11-283 40-285 31-286 ● Reasons for treatment discontinuation 44-287 44-288 ▪ 11-250 – Depression Grade 4 and alcohol 12-289 11-290 intoxication Grade 2 12-294 12-295 ▪ 14-262 – Squamous cell carcinoma Grade 3 (due 31-296 11-303 Cohort 1A (TD - CPI-0610 Mono) to prior ruxolitinib therapy) 12-304 11-250 Cohort 1B (Non-TD - CPI-0610 Mono) ▪ 40-270 – Acute renal failure Grade 5 (unlikely 39-282 43-291 related) Cohort 2A (TD - CPI-0610 + Ruxo) 43-292 19-298 Cohort 2B (Non-TD - CPI-0610 + Ruxo) ▪ 39-282 – Diarrhea Grade 2 (withdrew consent) 14-300 24-wk, C9D1 12-wk, C5D1 43-302 Cohort 3 (JAKi Naive - CPI-0610 + Ruxo) ▪ 43-291 – Diarrhea Grade 2 (pre-existent condition 40-305 CT/MRI, TSS, BM Bx CT/MRI, TSS 11-309 IBD, withdrew consent) 11-306 Discontinued treatment 11-308 0 4 8 12 16 20 24 28 32 16 Data cutoff April 17, 2019 Treatment CycleTreatment Duration 11-245 ● Total 44 patients enrolled 11-246 11-247 ▪ 39 patients active on treatment; 5 patients 11-248 discontinued 11-252 14-251 14-258 ● Evaluable patients population 11-261 11-264 ▪ Safety: Received C1D1 treatment – n=44 11-265 14-263 14-267 ▪ SVR: Baseline and one post-baseline data 41-259 available – n=16 @ 12 weeks; n=12 @ 24 weeks 40-271 19-277 11-276 ▪ TSS: Baseline TSS data available – n=11 @ 12 40-270 weeks 40-280 12-293 14-262 ▪ Bone marrow morphology: Baseline and one post- 14-281 baseline data available – n=10 @ 24 weeks 11-283 40-285 31-286 ● Reasons for treatment discontinuation 44-287 44-288 ▪ 11-250 – Depression Grade 4 and alcohol 12-289 11-290 intoxication Grade 2 12-294 12-295 ▪ 14-262 – Squamous cell carcinoma Grade 3 (due 31-296 11-303 Cohort 1A (TD - CPI-0610 Mono) to prior ruxolitinib therapy) 12-304 11-250 Cohort 1B (Non-TD - CPI-0610 Mono) ▪ 40-270 – Acute renal failure Grade 5 (unlikely 39-282 43-291 related) Cohort 2A (TD - CPI-0610 + Ruxo) 43-292 19-298 Cohort 2B (Non-TD - CPI-0610 + Ruxo) ▪ 39-282 – Diarrhea Grade 2 (withdrew consent) 14-300 24-wk, C9D1 12-wk, C5D1 43-302 Cohort 3 (JAKi Naive - CPI-0610 + Ruxo) ▪ 43-291 – Diarrhea Grade 2 (pre-existent condition 40-305 CT/MRI, TSS, BM Bx CT/MRI, TSS 11-309 IBD, withdrew consent) 11-306 Discontinued treatment 11-308 0 4 8 12 16 20 24 28 32 16 Data cutoff April 17, 2019 Treatment Cycle

Summary of CPI-0610 Data Update from ASCO/EHA 2019

Hallmarks of Myelofibrosis



Spleen Volume

- ***14 of 16 (88%)*** patients achieve spleen reduction



Constitutional Symptoms

- ***6 of 11 (55%)*** of patients achieve >50% improvement in TSS
- ***15 of 16 (94%)*** achieve improvement in Patient Global Impression of Change (PGIC)



Anemia & Transfusion Dependence

- Trend of rising HgB due to CPI-0610 treatment
- ***2 of 3*** combo patients ***converted*** from TD to TI



Bone Marrow Fibrosis

- ***6 of 10 (60%)*** patients achieved improvement in bone marrow morphology

Data cutoff April 17, 2019
TD = Transfusion dependent, defined as receiving an average of ≥ 2 RBC transfusions per month during the 12 weeks prior to enrollment
TI = Transfusion independent, defined as absence of RBC transfusions over any consecutive 12-week period
*Please see poster *A Phase 2 Study of CPI-0610…*, which was presented at ASCO on June 3, 2019, in the Investors & Media/Presentations section of http://www.constellationpharma.com

17

Best Spleen Volume Reduction (n=16) 20 * Cohort 1A (TD - CPI-0610 Mono) ● 14 of 16 evaluable patients had spleen * Cohort 1B (Non-TD - CPI-0610 Mono) volume reductions 10 Cohort 2A (TD - CPI-0610 + Ruxo) Cohort 2B (Non-TD - CPI-0610 + Ruxo) 0 ● Median change of -19.2% -10 ● Spleen volume reduction observed in 4 of 4 evaluable non-TD monotherapy MF patients -20 (depicted in blue) -30 -40 -50 -60 Data cutoff April 17, 2019 18 *Patient ineligible for ruxolitinib due to very low hemoglobin 11-264 11-248 11-247 11-276 14-258 19-277 14-251 11-252 40-271 11-246 41-259 14-263 11-261 11-245 11-265 14-267 % Change from BaselineBest Spleen Volume Reduction (n=16) 20 * Cohort 1A (TD - CPI-0610 Mono) ● 14 of 16 evaluable patients had spleen * Cohort 1B (Non-TD - CPI-0610 Mono) volume reductions 10 Cohort 2A (TD - CPI-0610 + Ruxo) Cohort 2B (Non-TD - CPI-0610 + Ruxo) 0 ● Median change of -19.2% -10 ● Spleen volume reduction observed in 4 of 4 evaluable non-TD monotherapy MF patients -20 (depicted in blue) -30 -40 -50 -60 Data cutoff April 17, 2019 18 *Patient ineligible for ruxolitinib due to very low hemoglobin 11-264 11-248 11-247 11-276 14-258 19-277 14-251 11-252 40-271 11-246 41-259 14-263 11-261 11-245 11-265 14-267 % Change from Baseline

Improvements in Symptoms

Best % Total Symptom Score (TSS) Improvement (n=11)



Cohort 1B (Non-TD - CPI-0610 Mono)
Cohort 2A (TD - CPI-0610 + Ruxo)
Cohort 2B (Non-TD - CPI-0610 + Ruxo)
% Change from Baseline
20
10
0
-10
-20
-30
-40
-50
-60
-70
-80
-90
-100
11-276
14-258
11-252
40-271
19-277
14-251
14-263
41-259
11-261
11-265
14-267

- **Improvement in TSS** observed in 100% of patients
- **6 of 11 (55%)** patients achieve **≥ 50% improvement** in TSS

Best Patient Global Impression of Change (PGIC) Observed (n=16)



Cohort 1A (TD - CPI-0610 Mono)
Cohort 1B (Non-TD - CPI-0610 Mono)
Cohort 2A (TD - CPI-0610 + Ruxo)
Cohort 2B (Non-TD - CPI-0610 + Ruxo)
Very much worse 7
Much worse 6
Minimally worse 5
No Change 4
Minimally improved 3
Much improved 2
Very much improved 1
11-264
11-248
11-276
14-258
11-247
19-277
40-271
11-252
11-246
14-251
41-259
14-263
11-261
11-245
14-267
11-265

- **Improvement in PGIC** observed in **15 of 16 (94%)** patients
- **No patient worsened**

Data cutoff April 17, 2019

Constellation Pharmaceuticals

19

Improvement in Bone Marrow Morphology

Fibrosis Score Improvements Observed in Monotherapy and Combination Contexts

Tx Arm / Cohort	Subject ID	Mutation			Best % TSS Improve	Best % SVR	Marrow Fibrosis Grading				Reticulin Staining Grading			
		≥3	*ASXL1*	HMR			Baseline	24 Wk	48 Wk	72 Wk	Baseline	24 Wk	48 Wk	72 Wk
CPI-0610 Mono Non-TD 1B	11-247		Y	Y	N/E	-25.4	3	3	2		3	3	2	
	11-248	Y	Y	Y	NE	-10.9	2	1	1		3	1	1	
	14-258				-72.3	-33.1	2	2			ND	ND		
CPI-0610 + Rux TD 2A	11-246				NE	-50.7	3	ND	2	2	3	ND	2	2
	11-252	Y		Y	-45.5	-19.9	2	2			2	1		
	14-251	Y	Y	Y	-86.2	-12.2	3	1				ND		
CPI-0610 + Rux Non-TD 2B	11-261	Y	Y	Y	-45.0	-14.7	3	3			ND	3		
	11-265	Y	Y	Y	-44.8	-21.9	3	2			ND	2		
	14-263	Y	Y	Y	-6.4	-13.8	3	3			ND	ND		
	14-267		Y	Y	-85.5	-26.5	3	3			ND	ND		

4 of 6 patients improved **within first 6 months** of treatment

Patient 11-248
Heavily Pre-Treated,
ASXL1 and JAK2 Mutation


Baseline
Cycle 17
MF Grade 2
MF Grade 1

Evidence of Reduced Fibrosis

Data cutoff April 17, 2019
HMR = High Molecular Risk; Patients with one of these mutations: *ASXL1, EZH2, IDH1/2, SRSF2,* and *U2AF1*
Bone marrow evaluable population: Baseline reading available and at least one reading at or after 24 weeks – 10 of 44 patients

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Hemoglobin (g/dL) Hemoglobin (g/dL) Two Transfusion-Dependent Patients Converted to Transfusion Independence Patient 11-246: CPI-0610 + Ruxolitinib, Patient 11-252: CPI-0610 + Ruxolitinib, CALR Mutation JAK2, TET2, SRSF2 and U2AF1 Mutations 12 11 400 250 350 10 200 300 10 250 9 150 200 8 100 150 8 100 7 50 50 2U 2U 1U 2U 1U 1U 2U No transfusions for >24 weeks No transfusions for >69 weeks 6 6 0 0 1 5 10 15 20 25 30 1 5 10 30 45 60 75 90 15 30 3 15 3 Weeks on study Treatment Cycles Treatment Cycles Weeks on study • Patients no longer anemic • Hemoglobin increase sustained for >69 weeks and >24 weeks Data cutoff April 17, 2019 TD = Transfusion dependent, defined as receiving an average of ≥ 2 RBC transfusions per month during the 12 weeks prior to enrollment 21 TI = Transfusion independent, defined as absence of RBC transfusions over any consecutive 12-week period 9 Platelet count (x10 /L) 9 Platelet count (x10 /L)Hemoglobin (g/dL) Hemoglobin (g/dL) Two Transfusion-Dependent Patients Converted to Transfusion Independence Patient 11-246: CPI-0610 + Ruxolitinib, Patient 11-252: CPI-0610 + Ruxolitinib, CALR Mutation JAK2, TET2, SRSF2 and U2AF1 Mutations 12 11 400 250 350 10 200 300 10 250 9 150 200 8 100 150 8 100 7 50 50 2U 2U 1U 2U 1U 1U 2U No transfusions for >24 weeks No transfusions for >69 weeks 6 6 0 0 1 5 10 15 20 25 30 1 5 10 30 45 60 75 90 15 30 3 15 3 Weeks on study Treatment Cycles Treatment Cycles Weeks on study • Patients no longer anemic • Hemoglobin increase sustained for >69 weeks and >24 weeks Data cutoff April 17, 2019 TD = Transfusion dependent, defined as receiving an average of ≥ 2 RBC transfusions per month during the 12 weeks prior to enrollment 21 TI = Transfusion independent, defined as absence of RBC transfusions over any consecutive 12-week period 9 Platelet count (x10 /L) 9 Platelet count (x10 /L)

Improvement in Hemoglobin Mean Hemoglobin Levels by Treatment Regimen ● Substantial increase in hemoglobin is 3.0 observed in CPI-0610 monotherapy 2.5 patients 2.0 ● With CPI-0610 + ruxolitinib combination, observed improvement 1.5 in hemoglobin is delayed 1.0 ● Patients potentially need to overcome 0.5 effect of ruxolitinib in JAK-2 signaling, a critical component of EPO pathway 0.0 12 24 36 48 60 72 84 96 4 8 12 16 20 24 28 32 Weeks on study Treatment Cycle -0.5 2 2 4 4 2 2 CPI-0610 Mono; n= 5 7 3 2 2 2 2 CPI-0610 + Rux; n=11 11 22 Data cutoff April 17, 2019 Mean Change in Hemoglobin (g/dL)Improvement in Hemoglobin Mean Hemoglobin Levels by Treatment Regimen ● Substantial increase in hemoglobin is 3.0 observed in CPI-0610 monotherapy 2.5 patients 2.0 ● With CPI-0610 + ruxolitinib combination, observed improvement 1.5 in hemoglobin is delayed 1.0 ● Patients potentially need to overcome 0.5 effect of ruxolitinib in JAK-2 signaling, a critical component of EPO pathway 0.0 12 24 36 48 60 72 84 96 4 8 12 16 20 24 28 32 Weeks on study Treatment Cycle -0.5 2 2 4 4 2 2 CPI-0610 Mono; n= 5 7 3 2 2 2 2 CPI-0610 + Rux; n=11 11 22 Data cutoff April 17, 2019 Mean Change in Hemoglobin (g/dL)

Hemoglobin (g/dL) Hematologic Improvements with CPI-0610 Monotherapy Patient 11-247, Non-TD, CPI-0610 Monotherapy, ASXL1 and CALR mutations History CPI-0610 Therapy Observations Patient Global Impression Change (PGIC) ● Resistant to Ruxolitinib; ● Monotherapy (225 mg) Very much worse 7 increase in spleen and 6 ● Spleen volume reduction by MRI (Best: 25.4%) worsening symptoms 5 ● Normalization of platelet levels over 1 year while on Rux No Change 4 ● >1.5 g/dl Hgb increase over >12 weeks 3 ● Prior treatment: 2 Imetelstat, HU, ● Improvement in PGIC Very much improved 1 Pembrolizumab ● Resolution of headache, less frequent night sweats 0 6 12 18 24 30 36 42 48 54 60 66 72 78 ● Bone marrow improvement Weeks on study Platelets Normalization, Hb Improvement Bone Marrow Effects 1100 14 Baseline: MF Gr 3 C17: MF Gr 2 950 12 800 650 10 500 350 8 200 50 6 -49 1 2 2 4 4 6 7 8 10 13 16 20 23 26 28 31 35 38 41 44 46 50 53 55 59 62 65 68 Weeks on study 23 Data cutoff April 17, 2019 9 Platelet count (x10 /L) Reticulin H&EHemoglobin (g/dL) Hematologic Improvements with CPI-0610 Monotherapy Patient 11-247, Non-TD, CPI-0610 Monotherapy, ASXL1 and CALR mutations History CPI-0610 Therapy Observations Patient Global Impression Change (PGIC) ● Resistant to Ruxolitinib; ● Monotherapy (225 mg) Very much worse 7 increase in spleen and 6 ● Spleen volume reduction by MRI (Best: 25.4%) worsening symptoms 5 ● Normalization of platelet levels over 1 year while on Rux No Change 4 ● >1.5 g/dl Hgb increase over >12 weeks 3 ● Prior treatment: 2 Imetelstat, HU, ● Improvement in PGIC Very much improved 1 Pembrolizumab ● Resolution of headache, less frequent night sweats 0 6 12 18 24 30 36 42 48 54 60 66 72 78 ● Bone marrow improvement Weeks on study Platelets Normalization, Hb Improvement Bone Marrow Effects 1100 14 Baseline: MF Gr 3 C17: MF Gr 2 950 12 800 650 10 500 350 8 200 50 6 -49 1 2 2 4 4 6 7 8 10 13 16 20 23 26 28 31 35 38 41 44 46 50 53 55 59 62 65 68 Weeks on study 23 Data cutoff April 17, 2019 9 Platelet count (x10 /L) Reticulin H&E

Reduction in Pro-inflammatory Cytokine Levels ▪ Cytokine reductions observed in MF patients with CPI-0610 monotherapy or combo with ruxolitinib Cohort 1B (Non-TD - CPI-0610 Mono) Cohort 2A (TD - CPI-0610 + Ruxo) Cohort 2B (Non-TD - CPI-0610 + Ruxo) 24 Data cutoff April 17, 2019Reduction in Pro-inflammatory Cytokine Levels ▪ Cytokine reductions observed in MF patients with CPI-0610 monotherapy or combo with ruxolitinib Cohort 1B (Non-TD - CPI-0610 Mono) Cohort 2A (TD - CPI-0610 + Ruxo) Cohort 2B (Non-TD - CPI-0610 + Ruxo) 24 Data cutoff April 17, 2019

Treatment Emergent Adverse Events (TEAE)

Summary of TEAE by ≥10% Frequency and AESI

Treatment Emergent Adverse Event	All Grade n=44 (n, %)	≥3 Grade* n=44 (n, %)
Blood and Lymphatic System Disorders		
Anemia	2 (4.5)	2 (4.5)
Thrombocytopenia	3 (6.8)	2 (4.5)
Neutropenia	1 (2.3)	1 (2.3)
Investigations		
Platelet Count Decreased	3 (6.8)	2 (4.5)
Blood Creatinine Increased	1 (2.3)	1 (2.3)
Gastrointestinal Disorders		
Diarrhea	10 (22.7)	1 (2.3)
Vomiting	6 (13.6)	1 (2.3)
Nausea	4 (9.1)	1 (2.3)
Metabolism and Nutrition Disorders		
Decreased appetite	3 (6.8)	0 (0.0)
Dehydration	1 (2.3)	1 (2.3)
Hyponatremia	1 (2.3)	1 (2.3)
Renal and Urinary Disorders		
Acute Kidney Injury	1 (2.3)	1 (2.3)
Proteinuria	1 (2.3)	1 (2.3)
General Disorders and Administration Site Conditions		
Fatigue	5 (11.4)	1 (2.3)
Infections and Infestations		
Upper respiratory tract infection	6 (13.6)	0 (0.0)
Pneumonia	1 (2.3)	1 (2.3)
Respiratory, Thoracic and Mediastinal Disorders		
Epistaxis	6 (13.6)	0 (0.0)
Cough	5 (11.4)	0 (0.0)
Skin and Subcutaneous Tissue Disorder		
Pruritis	5 (11.4)	0 (0.0)
Rash	3 (6.8)	0 (0.0)
Psychiatric Disorder		
Depression	0 (0.0)	1 (2.3)
Alcohol With	1 (2.3)	0 (0.0)
Nervous System Disorders		
Headache	6 (13.6)	0 (0.0)
Dysgeusia	5 (11.4)	0 (0.0)

- All ≥3 grade TEAE were observed in patients treated with CPI-0610 + ruxolitinib therapy; no ≥3 grade TEAE was observed with CPI-0610 monotherapy

Data cutoff April 17, 2019

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Effects on Platelet Levels CPI-0610 Monotherapy (n=10) CPI-0610 + Ruxolitinib (n=34) No Patients with Grade 3 Thrombocytopenia 4 of 34 Patients with Grade 3 Thrombocytopenia 1050 1050 900 900 TD TD Non-TD Non-TD 750 750 JAKi Naive 600 600 450 450 300 300 150 150 Gr 3 50 Gr 3 50 25 25 0 0 0 6 12 18 24 30 36 48 60 72 84 96 0 6 12 18 24 30 36 48 60 72 84 96 Weeks on study Weeks on study ● CPI-0610 monotherapy demonstrated minimal, non-cumulative, and manageable thrombocytopenia ● Combination therapy of CPI-0610 and ruxolitinib showed non-cumulative, manageable, and generally reversible asymptomatic Grade 3 thrombocytopenia 26 Data cutoff April 17, 2019 9 Platelet count (x10 /L) 9 Platelet count (x10 /L)Effects on Platelet Levels CPI-0610 Monotherapy (n=10) CPI-0610 + Ruxolitinib (n=34) No Patients with Grade 3 Thrombocytopenia 4 of 34 Patients with Grade 3 Thrombocytopenia 1050 1050 900 900 TD TD Non-TD Non-TD 750 750 JAKi Naive 600 600 450 450 300 300 150 150 Gr 3 50 Gr 3 50 25 25 0 0 0 6 12 18 24 30 36 48 60 72 84 96 0 6 12 18 24 30 36 48 60 72 84 96 Weeks on study Weeks on study ● CPI-0610 monotherapy demonstrated minimal, non-cumulative, and manageable thrombocytopenia ● Combination therapy of CPI-0610 and ruxolitinib showed non-cumulative, manageable, and generally reversible asymptomatic Grade 3 thrombocytopenia 26 Data cutoff April 17, 2019 9 Platelet count (x10 /L) 9 Platelet count (x10 /L)

Key Takeaways from ASCO/EHA 2019 Update Activity across all four hallmarks of myelofibrosis: spleen, symptoms, hematologic function, and bone marrow fibrosis CPI-0610-driven activity in ruxolitinib-resistant patients as monotherapy and as an add-on to ruxolitinib Evidence of early effects on bone marrow fibrosis and trend of increasing hemoglobin over time suggest potential disease-modifying effects Substantial symptom and spleen improvement observed CPI-0610 generally well-tolerated as a monotherapy and in combination with ruxolitinib 27Key Takeaways from ASCO/EHA 2019 Update Activity across all four hallmarks of myelofibrosis: spleen, symptoms, hematologic function, and bone marrow fibrosis CPI-0610-driven activity in ruxolitinib-resistant patients as monotherapy and as an add-on to ruxolitinib Evidence of early effects on bone marrow fibrosis and trend of increasing hemoglobin over time suggest potential disease-modifying effects Substantial symptom and spleen improvement observed CPI-0610 generally well-tolerated as a monotherapy and in combination with ruxolitinib 27

Potential Paths to Registration for CPI-0610

1L JAKi-Naïve Patients*^



Ruxolitinib Spleen Volume Response (SVR%)
Spleen Volume Change from Baseline (%)
100%
80%
60%
40%
20%
0%
-20%
-40%
-60%
COMFORT-1
SIMPLIFY-1
41.9% SVR35
29% SVR35
Goal: ↑SVR35 due to CPI-0610/rux synergy and improved tolerability of rux

Increase Rate of SVR35 Response

2L Transfusion-Dependent Patients†



Rate of Transfusion Dependence (%)
100%
80%
60%
40%
20%
0%
Momelotinib
BAT (89% Rux)
56.0%
52.0%
50.0%
64.0%
Baseline
Week 24

Convert to Transfusion Independence

Anticipated Data By End of 2019

- **Results** from approximately **40 ruxolitinib-resistant patients**
- **Transfusion dependence** to **independence conversion** results from approx. **16 patients** treated w/ CPI-0610 + ruxolitinib
- **Spleen Volume Reduction and Total Symptom Score** results from **10-15 JAK-inhibitor-naïve patients**
- **Planning** has begun for **potential pivotal trials**

*SIMPLIFY-1: A Phase III Randomized Trial of Momelotinib Versus Ruxolitinib in Janus Kinase Inhibitor-Naïve Patients With Myelofibrosis. Mesa, R., et al. *J Clin Oncol* 2017: 35(34):3844-3850.
^COMFORT-1: A Double-Blind, Placebo-Controlled Trial of Ruxolitinib for Myelofibrosis Verstovsek, S., et al; *N Engl J Med* 2012;366:799-807.
† Momelotinib Versus Best Available Therapy in Patients with Myelofibrosis Previously Treated with Ruxolitinib (Simplify 2): A Randomised, Open-Label, Phase 3 Trial. Harrison, C., et al. *Lancet Haematol.* 2018 Feb;5(2):e73-e81.

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EZH2 Franchise CPI-1205 and CPI-0209EZH2 Franchise CPI-1205 and CPI-0209

Franchise Approach to Address the Breadth of EZH2 Biology

Polycomb Repressive Complex 2


EZH2

… Methylates Histone H3 at Lysine 27


K27 K27 K27 K27 K27 K27 K27 K27 K27 K27 K27
SUPPRESSED TRANSCRIPTION

- Synergy w/ Oncogenic Drivers
- Activating Mutations
- Tumor Immunity
- Drug Resistance
- Synthetic Lethality

First Generation CPI-1205

- Potent
- Typical enzyme inhibitor kinetics
- Partial target coverage over time
- Best for hypersensitive contexts

Second Generation CPI-0209

- Even more potent
- Durable inhibition of EZH2
- Comprehensive target coverage over time
- Expands beyond 1st gen contexts

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EZH2 Inhibition Offers Broad Therapeutic Potential

EZH2 "Writer" Activity Suppresses Gene Transcription

Polycomb Repressive Complex 2


EZH2

… Methylates Histone H3 at Lysine 27


K27 K27 K27
K27 K27 K27 K27 K27 K27 K27 K27

SUPPRESSED TRANSCRIPTION

		CPI-1205	CPI-0209
Synergy w/ Oncogenic Drivers	Prostate Cancer	1st Gen EZH2i	Potential Add'l Oppt'y for 2nd Gen EZH2i
Activating Mutations	Lymphoma		
Tumor Immunity	Solid Tumors		
Drug Resistance	Solid Tumors		Initial Focus for 2nd Gen EZH2i
Synthetic Lethality	Genetically-defined Solid Tumors		

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Model for EZH2 Role in Prostate Cancer EZH2 Gene Signature* Predicts Outcomes in Prostate Cancer Coregulators AR AR 1.0 0.9 Synergistically Pro-Tumor EZH2 Enhances AR 0.8 Signaling Signaling 0.7 0.6 0.5 Prostate 0.4 Tumor Growth 0.3 0.2 0 2 4 6 8 10 Time to relapse (years) Yu et al., Cancer Research 2007 32 *Signature of H3K27me3-occupied EZH2 target genes repressed in metastatic relative to clinically localized prostate cancer and benign prostate tissue Probability of survivalModel for EZH2 Role in Prostate Cancer EZH2 Gene Signature* Predicts Outcomes in Prostate Cancer Coregulators AR AR 1.0 0.9 Synergistically Pro-Tumor EZH2 Enhances AR 0.8 Signaling Signaling 0.7 0.6 0.5 Prostate 0.4 Tumor Growth 0.3 0.2 0 2 4 6 8 10 Time to relapse (years) Yu et al., Cancer Research 2007 32 *Signature of H3K27me3-occupied EZH2 target genes repressed in metastatic relative to clinically localized prostate cancer and benign prostate tissue Probability of survival

EZH2 Synergy with Androgen Receptor Signaling (ARS) CPI-1205 Intensifies Gene Expression Effects CPI-1205 is Active as Monotherapy and Synergistic of Enzalutamide in Prostate Cancer Cells* with Enzalutamide in Killing Prostate Cancer Cells Enzalu- CPI- 1.80 Combo tamide 1205 Theoretical concentration of each agent required to kill 90% of cancer 1.60 cells if no synergistic activity 1.40 Actual concentration of each agent required to kill 90% of cancer cells when combined 1.20 1.00 0.80 0.60 0.40 0.20 0.00 0.00 2.00 4.00 6.00 8.00 CPI-1205 (µM) 33 *Bradley, WD, et al., ”EZH2 Inhibition as an Effective Treatment for Metastatic Castration-Resistant Prostate Cancer,” presentation at 2018 EORTC/NCI/AACR meeting Enzalutamide (µM)EZH2 Synergy with Androgen Receptor Signaling (ARS) CPI-1205 Intensifies Gene Expression Effects CPI-1205 is Active as Monotherapy and Synergistic of Enzalutamide in Prostate Cancer Cells* with Enzalutamide in Killing Prostate Cancer Cells Enzalu- CPI- 1.80 Combo tamide 1205 Theoretical concentration of each agent required to kill 90% of cancer 1.60 cells if no synergistic activity 1.40 Actual concentration of each agent required to kill 90% of cancer cells when combined 1.20 1.00 0.80 0.60 0.40 0.20 0.00 0.00 2.00 4.00 6.00 8.00 CPI-1205 (µM) 33 *Bradley, WD, et al., ”EZH2 Inhibition as an Effective Treatment for Metastatic Castration-Resistant Prostate Cancer,” presentation at 2018 EORTC/NCI/AACR meeting Enzalutamide (µM)

Current Treatment Paradigm in mCRPC Pre-Metastatic mCRPC Prostate Cancer nd 2 Line rd st 3 Line 1 Line Enzalutamide or Chemotherapy or Abiraterone or Abiraterone Palliative Care Enzalutamide (Poor Activity) CPI-1205 may enhance the activity of ARS inhibitors and reduce need for chemotherapy 34Current Treatment Paradigm in mCRPC Pre-Metastatic mCRPC Prostate Cancer nd 2 Line rd st 3 Line 1 Line Enzalutamide or Chemotherapy or Abiraterone or Abiraterone Palliative Care Enzalutamide (Poor Activity) CPI-1205 may enhance the activity of ARS inhibitors and reduce need for chemotherapy 34

2L mCRPC Patients Treated with Abiraterone or Enzalutamide Suffer Poor Response Rate and Short Time to Progression*



Abiraterone + prednisone
Enzalutamide
*ASCO 2018 Poster Khalaf, et al. (Kim Chi lab)
PSA change in first 12 weeks (%)
200
100
0
-50
-100
> PSA30 = 6%
> PSA50 = 4%
> PSA80 = 0%
TTP = 1.6 months
> PSA30 = 43%
> PSA50 = 31%
> PSA80 = 10%
TTP = 2.7 months

GOAL ⋮ Treat with CPI-1205 combination therapy to achieve deeper and more durable responses

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ProSTAR Trial Design Phase 2 Initiated Phase 1b – Advanced mCRPC Phase 2 – 2L mCRPC Patients Only C CP PII- -1 12 20 05 5 + + A Abi bira rat te erone rone CPI-1205 + Abiraterone** C AP bi I- ra 12 te 0ron 5 + e A bi + ra CP te I-rone* 1205 ( ( (P P Progre rogre rogres s ss s se e ed d d on on on E E Enz nz nza a alllut ut uta a am m miiide) de) de) (Prior Enzalutamide Progression) (Prior Enzalutamide Progression) n n n ~ 30 ~ ~ 30 30 ✓Initiated E Enz nza allut uta am miide de + + C CP PII- -1205 1205 CPI-1205 + Enzalutamide** ( ( (P P Progre rogre rogres s ss s se e ed d d on on on A A Abi bi bira ra rat t te e erone rone rone) ) ) n n n ~ ~ ~ 3 3 35 5 5 ✓Initiated CPI-1205 + Enzalutamide* (Prior Abiraterone Progression) vs. E E E nz nz nz aa a lut llut ut aa a m m m ide iide de A A A lone llone one ** ( (P Progre rogres ss se ed d on on A Abi bira rat te erone) rone) (Progressed on Abiraterone) n n ~ 35 ~ 35 n ~ 35 ✓Initiated Enzalutamide + CPI-1205*** (Progressed on Abiraterone, Enzalutamide, * Primary endpoint: maximum tolerated dose, recommended Phase 2 dose and Chemotherapy) ** Primary endpoint: Response rate: PSA reduction, CTC reduction, objective response rate (ORR) *** Primary endpoint: ORR ✓Initiated Testing Biomarkers for Patient Enrichment 36 Note: In ProSTAR, abiraterone is dosed in combination with prednisoneProSTAR Trial Design Phase 2 Initiated Phase 1b – Advanced mCRPC Phase 2 – 2L mCRPC Patients Only C CP PII- -1 12 20 05 5 + + A Abi bira rat te erone rone CPI-1205 + Abiraterone** C AP bi I- ra 12 te 0ron 5 + e A bi + ra CP te I-rone* 1205 ( ( (P P Progre rogre rogres s ss s se e ed d d on on on E E Enz nz nza a alllut ut uta a am m miiide) de) de) (Prior Enzalutamide Progression) (Prior Enzalutamide Progression) n n n ~ 30 ~ ~ 30 30 ✓Initiated E Enz nza allut uta am miide de + + C CP PII- -1205 1205 CPI-1205 + Enzalutamide** ( ( (P P Progre rogre rogres s ss s se e ed d d on on on A A Abi bi bira ra rat t te e erone rone rone) ) ) n n n ~ ~ ~ 3 3 35 5 5 ✓Initiated CPI-1205 + Enzalutamide* (Prior Abiraterone Progression) vs. E E E nz nz nz aa a lut llut ut aa a m m m ide iide de A A A lone llone one ** ( (P Progre rogres ss se ed d on on A Abi bira rat te erone) rone) (Progressed on Abiraterone) n n ~ 35 ~ 35 n ~ 35 ✓Initiated Enzalutamide + CPI-1205*** (Progressed on Abiraterone, Enzalutamide, * Primary endpoint: maximum tolerated dose, recommended Phase 2 dose and Chemotherapy) ** Primary endpoint: Response rate: PSA reduction, CTC reduction, objective response rate (ORR) *** Primary endpoint: ORR ✓Initiated Testing Biomarkers for Patient Enrichment 36 Note: In ProSTAR, abiraterone is dosed in combination with prednisone

ProSTAR Phase 1b Conclusions*

- CPI-1205 observed to be well-tolerated and clinically active
- Recommended Phase 2 dose of 800 mg three times daily
- Patients' PSA responses tended to be deeper (e.g., PSA80) and more durable than expected with ARSi alone
- Activity observed in combo with abiraterone, which has poor 2L responses, or enzalutamide and in AR-V7-negative patients
- CPI-1205 + abiraterone:
  - PSA80: 2/18 (11%) of all patients
  - PSA80: 2/10 (20%) of AR-V7-negative patients
  - ORR: **DCR = 6/8 (75%) or **DCR ≥ 3 months = 4/8 (50%)
- CPI-1205 + enzalutamide:
  - PSA80: 3/16 (19%) of all patients
  - PSA80: 3/11 (27%) of AR-V7 negative patients
  - ORR: PR = 1/5 (20%) **DCR = 3/5 (60%) or **DCR ≥ 3 months = 3/5 (60%)



Cycle 1
Day 1
Cycle 4
Day 1

Resolution of bone metastases in patient on CPI-1205 + enzalutamide for one month followed by CPI-1205 monotherapy for two months

*Please see poster CT094/18, which was presented at AACR on April 1, 2019, in the Investors & Media/Presentations section of http://www.constellationpharma.com

**Disease Control Rate (DCR): Complete Response (CR) + Partial Response (PR) + Stable Disease (SD)

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Objective Response by CT Scan Example Patient 2 CPI-1205 + Enzalutamide Baseline: December 2017 February 2018 38Objective Response by CT Scan Example Patient 2 CPI-1205 + Enzalutamide Baseline: December 2017 February 2018 38

Experience with a Compassionate-Use Patient Significant PSA Reduction in Heavily Pre-Treated and Refractory Patient Start CPI-1205 + Enzalutamide 3,000 (PSA ~ 2900) 2,500 2,000 1,500 1,000 12 agents prior to CPI-1205, including second-generation 500 androgen inhibitors, chemotherapy, PARP inhibitors, tyrosine kinase inhibitors, checkpoint inhibitors, radium 223, and 50 radiotherapy ● 80% reduction in PSA levels 40 30 ● Evidence of tumor size 20 reduction in the neck 10 0 6/1/2016 9/1/2016 12/1/2016 3/1/2017 6/1/2017 9/1/2017 12/1/2017 3/1/2018 ● PSA levels escalated significantly in final year of treatment prior to CPI-1205 + enzalutamide. ● Treatment interrupted due to non-treatment-related pneumonia. ● Subsequent progression in liver led to discontinuation. Patient later died. ● Expansion cohort of CPI-1205 + enzalutamide initiated in heavily pre-treated patients who have progressed after treatment with each of enzalutamide, abiraterone, and chemotherapy. 39 PSA Score (ng/mL)Experience with a Compassionate-Use Patient Significant PSA Reduction in Heavily Pre-Treated and Refractory Patient Start CPI-1205 + Enzalutamide 3,000 (PSA ~ 2900) 2,500 2,000 1,500 1,000 12 agents prior to CPI-1205, including second-generation 500 androgen inhibitors, chemotherapy, PARP inhibitors, tyrosine kinase inhibitors, checkpoint inhibitors, radium 223, and 50 radiotherapy ● 80% reduction in PSA levels 40 30 ● Evidence of tumor size 20 reduction in the neck 10 0 6/1/2016 9/1/2016 12/1/2016 3/1/2017 6/1/2017 9/1/2017 12/1/2017 3/1/2018 ● PSA levels escalated significantly in final year of treatment prior to CPI-1205 + enzalutamide. ● Treatment interrupted due to non-treatment-related pneumonia. ● Subsequent progression in liver led to discontinuation. Patient later died. ● Expansion cohort of CPI-1205 + enzalutamide initiated in heavily pre-treated patients who have progressed after treatment with each of enzalutamide, abiraterone, and chemotherapy. 39 PSA Score (ng/mL)

CPI-0209: Second-Generation EZH2 Inhibitor Once-Daily Treatment Resulted in Rapid and Durable Tumor Regression Bladder Cancer (EZH2 Wild-Type, ARID1A Mutant) – Lymphoma Xenograft – Mutated EZH2 Model More Effective than Cisplatin 2,500 Group 1 Vehicle PO, QD*29 days Group 2 CPI-701532 25 mg/kg PO, QD*29 days Vehicle CPI-0209, 25 mg/kg oral, once daily PO QD 2,000 iv iv 1,500 1,000 500 Cessation of treatment 0 0 3 6 9 12 15 18 21 24 27 30 33 36 39 42 45 48 Days Post Grouping Days Post Grouping CPI-0209 May Provide More Comprehensive EZH2 Coverage, Expanding Addressable Populations 40 3 Tumor volume (mm 3 ) Tumor Volume (mm ) 3 Tumor Volume (mm )CPI-0209: Second-Generation EZH2 Inhibitor Once-Daily Treatment Resulted in Rapid and Durable Tumor Regression Bladder Cancer (EZH2 Wild-Type, ARID1A Mutant) – Lymphoma Xenograft – Mutated EZH2 Model More Effective than Cisplatin 2,500 Group 1 Vehicle PO, QD*29 days Group 2 CPI-701532 25 mg/kg PO, QD*29 days Vehicle CPI-0209, 25 mg/kg oral, once daily PO QD 2,000 iv iv 1,500 1,000 500 Cessation of treatment 0 0 3 6 9 12 15 18 21 24 27 30 33 36 39 42 45 48 Days Post Grouping Days Post Grouping CPI-0209 May Provide More Comprehensive EZH2 Coverage, Expanding Addressable Populations 40 3 Tumor volume (mm 3 ) Tumor Volume (mm ) 3 Tumor Volume (mm )

Design of Phase 1/2 Clinical Trial of CPI-0209 Phase 1 Dose Escalation: Phase 2 Expansion at RP2D*: CPI-0209 Monotherapy CPI-0209 Monotherapy Biomarker-Defined Solid Tumor Populations Advanced, Relapsed Solid Tumors Including Patients w/ ARID1A Mutations ✓Initiated Clear-Cell Ovarian Carcinoma Primary endpoints: Safety, Recommended Phase Primary endpoint: Objective Response Rate 2 Dose (RP2D) ✓Initiated Phase 1 Dose Escalation*: Phase 2 Expansion at RP2D: CPI-0209 Combo with Standard of Care CPI-0209 Combo with Standard of Care ✓Initiated Biomarker-Defined Solid Tumor Populations Advanced, Relapsed Solid Tumors Resistant to Standard of Care ✓Initiated Primary endpoints: Safety, RP2D Primary endpoint: Objective Response Rate * Expected to be conducted simultaneously 41Design of Phase 1/2 Clinical Trial of CPI-0209 Phase 1 Dose Escalation: Phase 2 Expansion at RP2D*: CPI-0209 Monotherapy CPI-0209 Monotherapy Biomarker-Defined Solid Tumor Populations Advanced, Relapsed Solid Tumors Including Patients w/ ARID1A Mutations ✓Initiated Clear-Cell Ovarian Carcinoma Primary endpoints: Safety, Recommended Phase Primary endpoint: Objective Response Rate 2 Dose (RP2D) ✓Initiated Phase 1 Dose Escalation*: Phase 2 Expansion at RP2D: CPI-0209 Combo with Standard of Care CPI-0209 Combo with Standard of Care ✓Initiated Biomarker-Defined Solid Tumor Populations Advanced, Relapsed Solid Tumors Resistant to Standard of Care ✓Initiated Primary endpoints: Safety, RP2D Primary endpoint: Objective Response Rate * Expected to be conducted simultaneously 41

Discovery Platform Fueling the Pipeline Discovery Programs Targeting Epigenetic Regulators in the Tumor and Immune Microenvironment Tumor Cells Immune Cells Adaptive Innate ● Alter aberrant gene expression within ● Re-program immune cells to overcome cancer cells resistance to cancer immunotherapies ● Increase tumor immunogenicity 42Discovery Platform Fueling the Pipeline Discovery Programs Targeting Epigenetic Regulators in the Tumor and Immune Microenvironment Tumor Cells Immune Cells Adaptive Innate ● Alter aberrant gene expression within ● Re-program immune cells to overcome cancer cells resistance to cancer immunotherapies ● Increase tumor immunogenicity 42

Potential Value Creation Catalysts

2018 – Year of Execution	2019 – Year of Data	

1H 2018

- ✓ Complete crossover financing
- ✓ Expand enrollment in ProSTAR
- ✓ Initiate ORIOn-E
- ✓ Select 2nd generation EZH2 inhibitor candidate (CPI-0209)

2H 2018

- ✓ Complete IPO
- ✓ Activate additional sites in US, Canada / EU for CPI-0610 in myelofibrosis
- ✓ Initiate Phase 2 portion of ProSTAR trial

1H 2019

- ✓ CPI-1205 – Determine ORIOn-E safety and recommended Phase 2 dose (RP2D)
- ✓ CPI-1205 – Provide update from Phase 1b portion of ProSTAR trial at AACR on April 1
- ✓ CPI-0610 – Provide interim update from MANIFEST Phase 2 trial
- ✓ CPI-0209 – File IND for CPI-0209

2H 2019

- ✓ CPI-0209 – First patient dosed in Phase 1
- ❑ CPI-1205 – Provide program update from ProSTAR trial
- ❑ CPI-0610 – Provide additional data update from MANIFEST trial

Constellation PHARMACEUTICALS

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Strong Cash Position ● Cash, cash equivalents and marketable $ Millions, 2Q19 2Q18 Except Per-Share Amounts securities as of June 30, 2019, of $98.1 million ● Current cash, cash equivalents and marketable R&D Expenses $16.0 $9.5 securities expected to fund operations until late Q3 2020, including: G&A Expenses $4.9 $2.5 – Ongoing clinical trials to determine efficacy and safety of CPI-1205 and CPI-0610 necessary to begin pivotal trials Other Income, Net $0.1 $0.1 – Continued advancement of CPI-0209 Net Loss Attributable to – Support for robust discovery/preclinical pipeline ($20.8) ($11.9) Common Stockholders ● Crossover financing round in April 2018 and Net Loss Per Share Attributable ($0.80) ($9.96) IPO in July 2018 raised $160 million from high- to Common Stockholders quality investors ● Venture debt of $30 million has been added in 2019; $10 million more available, in part upon achievement of milestones 44Strong Cash Position ● Cash, cash equivalents and marketable $ Millions, 2Q19 2Q18 Except Per-Share Amounts securities as of June 30, 2019, of $98.1 million ● Current cash, cash equivalents and marketable R&D Expenses $16.0 $9.5 securities expected to fund operations until late Q3 2020, including: G&A Expenses $4.9 $2.5 – Ongoing clinical trials to determine efficacy and safety of CPI-1205 and CPI-0610 necessary to begin pivotal trials Other Income, Net $0.1 $0.1 – Continued advancement of CPI-0209 Net Loss Attributable to – Support for robust discovery/preclinical pipeline ($20.8) ($11.9) Common Stockholders ● Crossover financing round in April 2018 and Net Loss Per Share Attributable ($0.80) ($9.96) IPO in July 2018 raised $160 million from high- to Common Stockholders quality investors ● Venture debt of $30 million has been added in 2019; $10 million more available, in part upon achievement of milestones 44

Experienced Management Team, Board, and Scientific Advisors

Management Team



Name	Title	Prior Affiliations
Jigar Raythatha	*President and CEO*	Jounce, Red Abbey, Biogen
Emma Reeve	*SVP & Chief Financial Officer*	Parexel, Novartis, Merck, Bristol-Myers Squibb, Aton Pharma
Adrian Senderowicz, M.D.	*SVP & Chief Medical Officer*	Cerulean, AstraZeneca, Sanofi, tōkai, FDA
Patrick Trojer, PhD	*SVP & Chief Scientific Officer*	NYU School of Medicine, NYU Langone Medical Center, Constellation Pharmaceuticals
Karen Valentine	*SVP, Chief Legal Officer & General Counsel*	agenus, Locke Lord
Jessica Christo	*SVP & Chief Product Development Officer*	Verastem Oncology, Fresenius Biotech, Millennium
Brad Prosek	*SVP, Corporate Development*	Cubist, Biogen
Brenda Sousa	*SVP, HR and Operations*	EPIX

Board of Directors

Mark Goldsmith, M.D., Ph.D. (Chairman), Revolution Medicines

Jigar Raythatha

Jim Audia, Ph.D., Chicago Biomedical Consortium

Scott Braunstein, M.D., Marinus Pharmaceuticals

Tony Evnin, Ph.D., Venrock

Steven Hoerter, Deciphera Pharmaceuticals

Bob Tepper, M.D., Third Rock Ventures

Elizabeth Tréhu, M.D., Jounce Therapeutics

Founders & Scientific Advisory Board

Danny Reinberg, Ph.D., NYU, HHMI, NAS

David Allis, Ph.D., Rockefeller Univ., NAS

Yang Shi, Ph.D., Harvard Medical School

Pam Sharma, M.D., Ph.D., MD Anderson Cancer Center

David Livingston, M.D., Dana Farber Cancer Center

Scott Lowe, Ph.D., Memorial Sloan-Kettering

Robert Schreiber, Washington U. School of Medicine

Constellation Pharmaceuticals

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